Exhibit 10.21


                                 LabOne, Inc.
                           LONG-TERM INCENTIVE PLAN

1.   Purpose.
     The purpose of the LabOne, Inc. Long-Term Incentive Plan (the Plan) is to further the earnings of LabOne, Inc. (LabOne) and its subsidiaries (collectively the Company) by assisting the Company in attracting, retaining and motivating management employees and directors of high caliber and potential. The Plan provides for the award of long-term incentives to those officers, other key executives and directors who make substantial contributions to the Company by their loyalty, industry and invention.
2.   Administration.
     (a)Committee. The Plan shall be administered by a committee (the Committee) consisting of three or more members of the Board of Directors of LabOne (the Board of Directors), each of whom (i) shall be an Outside Director of LabOne, (ii) shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities and Exchange Act of 1934, as amended from time to time (the 1934 Act), or any successor rule of similar import, and (c) shall be selected from time to time by the Board of Directors. For purposes of the Plan, an "Outside Director" means a member of the Board of Directors who is not an employee of LabOne or any parent corporation or subsidiary corporation of LabOne (which terms, as used hereinafter, shall have the meanings ascribed thereto in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended from time to time (the Code), or any amendment or substitute or successor thereto or regulation thereunder).
     (b)Authority. The Committee shall have full and final authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application. Subject to the provisions hereof, the Committee shall have full and final authority in its discretion to determine the employees and directors to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms and conditions of each such award; to determine the time when awards shall be granted; to determine the provisions of each agreement evidencing an award; and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no authority or discretion with respect to awards to Outside Directors subsequent to June 1, 1991, which awards shall be made only as provided in paragraph 24 hereof.
3.   Stock Subject to the Plan.
     LabOne may grant awards under the Plan with respect to not more than a total of 1,800,000 shares of common stock of LabOne (Shares), subject, however, to adjustment as provided in paragraph 18 below. Such Shares may be authorized and unissued Shares or treasury Shares. Except as otherwise provided herein, any Shares subject to an option or right which for any reason is surrendered before exercise or expires or is terminated unexercised as to such Shares shall again be available for the granting of awards under the Plan. Similarly, if any Shares granted pursuant to restricted stock awards are forfeited, such forfeited Shares shall again be available for the granting of awards under the Plan.
4.   Eligibility to Receive Awards.
     Persons eligible to receive awards under the Plan shall be limited to those officers, other key executive employees and directors of the Company who are in positions in which their decisions, actions and counsel have a significant impact upon the profitability and success of the Company. Each Outside Director as of June 1, 1991 received prior grants of Nonqualified Stock Options to purchase 22,000 Shares. Subsequent to June 1, 1991, no Outside Director shall be eligible to receive any additional award under the Plan, except as provided in paragraph 24 hereof.
5.   Form of Awards.
     Awards may be made from time to time by the Committee in the form of stock options to purchase Shares, stock appreciation rights, performance units, restricted stock, or any combination of the above. Stock options may be options which are intended to qualify as incentive stock options within the meaning of Section 422A(b) of the Code (Incentive Stock Options) or options which are not intended to so qualify (Nonqualified Stock Options).
6.   Stock Options.
     Stock options for the purchase of Shares shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time; provided, however, that the form of such agreements with respect to Nonqualified Stock Options granted to Outside Directors subsequent to June 1, 1991 shall be as specified in paragraph 24 hereof. Such agreements shall contain the terms and conditions applicable to the options, including in substance the following terms and conditions:
     (a) Type of Option. Each option agreement shall identify the options represented thereby as Incentive Stock Options or Nonqualified Stock Options, as the case may be, and shall set forth the number of Shares subject to the options.
     (b) Option Price. The option exercise price to be paid by the optionee to the Company for each Share purchased upon the exercise of an option shall be determined by the Committee, but shall in no event be less than the par value of a Share.
     (c) Exercise Term. Each option agreement shall state the period or periods of time within which the option may be exercised, in whole or in part, as determined by the Committee and subject to such terms and conditions as are prescribed for such purpose by the Committee, provided that no Incentive Stock Option shall be exercisable after ten years, and no Nonqualified Stock Option shall be exercisable after ten years and one day, from the date of grant thereof. The Committee, in its discretion, may provide in the option agreement circumstances under which the option shall become immediately exercisable, in whole or in part, and, notwithstanding the foregoing, may accelerate the exercisability of any option, in whole or in part, at any time.
     (d) Payment for Shares. The purchase price of the Shares with respect to which an option is exercised shall be payable in full at the time of exercise in cash, Shares at fair market value, or a combination thereof, as the Committee may determine and subject to such terms and conditions as may be prescribed by the Committee for such purpose. All optionees granted options at any time under the Plan, except Outside Directors granted options pursuant to paragraph 24, shall have the right, with the consent of, and subject to such terms and conditions as may be established by, the Committee, to elect to pay all or a part of such purchase price by requesting the Company to reduce the number of Shares otherwise issuable to the optionee upon the exercise of the option by a number of Shares having a fair market value equal to such purchase price.
     (e) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee or director of the Company for any cause other than Retirement (as defined below), death or Disability (as defined below), the optionee shall have the right to exercise the option during its term within a period of three months after such termination to the extent that the option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. (Asused herein, the term Retirement means retirement pursuant to the pension plan maintained by LabOne, as amended from time to time, and the term Retires has the corresponding meaning. As used herein, the term Disability means a condition that, in the judgment of the Committee, has rendered a grantee completely and presumably permanently unable to perform any and every duty of his regular occupation, and the term Disabled has the corresponding meaning.)
In the event that an optionee Retires, dies or becomes Disabled prior to the expiration of his option and without having fully exercised his option, the optionee or his Beneficiary (as defined below) shall have the right to exercise the option during its term within a period of (i) one year after termination of employment due to Retirement, death or Disability, or (ii) one year after death if death occurs either within one year after termination of employment due to Retirement or Disability or within three months after termination of employment for other reasons, to the extent that the option was exercisable at the time of death or termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. As used herein, the term Beneficiary means the person or persons designated in writing by the grantee as his Beneficiary with respect to an award under the Plan; or, in the absence of an effective designation or if the designated person or persons predecease the grantee, the grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the grantee's rights in respect of an award. In order to be effective, a grantee's designation of a Beneficiary must be on file with the Committee before the grantee's death, but any such designation may be revoked and a new designation substituted therefor at any time before the grantee's death.
     (f) Nontransferability. Each option agreement shall provide that the option is not transferable other than by will or by the laws of descent and distribution, and that during the lifetime of the optionee the option is exercisable only by him.
     (g) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such option as an incentive stock option (within the meaning of Section 422A(b) of the Code) including in substance, without limitation, the following:
     (i) The purchase price of stock subject to an Incentive Stock Option shall be not less than 100 percent of the fair market value of such stock on the date the option is granted, as determined by the Committee.
     (ii) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee in any calendar year (under all plans of LabOne and its parent and subsidiary corporations) shall not exceed $100,000.
     (iii) No Incentive Stock Option shall be granted to any employee if at the time the option is granted the individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of a parent corporation or subsidiary corporation of the Company, unless at the time such option is granted the option price is at least 110 percent of the fair market value (as determined by the Committee) of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date of grant.
     (iv) Directors who are not employees of the Company shall not be eligible to receive Incentive Stock Options.
7.   Stock Appreciation Rights.
     Stock appreciation rights (SARs) shall be evidenced by written SAR agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Such SAR agreements shall contain the terms and conditions applicable to the SARs, including in substance the following terms and conditions:
     (a)Award. SARs may be granted in connection with a previously or contemporaneously granted stock option, or independently of a stock option.
SARs shall entitle the grantee, subject to such terms and conditions as may be determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (i) the fair market value at the time of exercise, as determined by the Committee, of a specified number of Shares with respect to which the SAR is exercised, over (ii) a specified price which shall not be less than 100 percent of the fair market value of the Shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously issued stock option, not less than 100 percent of the fair market value of the Shares at the time such option was granted. Upon exercise of an SAR, the number of Shares reserved for issuance hereunder shall be reduced by the number of Shares covered by the SAR. Shares covered by an SAR shall not be used more than once to calculate the amount to be received pursuant to the exercise of the SAR.
     (b)SARs Related to Stock Options. If an SAR is granted in relation to a stock option, (i) the SAR shall be exercisable only at such times, and by such persons, as the related option is exercisable; (ii) the grantee's right to exercise the related option shall be canceled if and to the extent that the Shares subject to the option are used to calculate the amount to be received upon the exercise of the related SAR; (iii) the grantee's right to exercise the related SAR shall be canceled if and to the extent that the Shares subject to the SAR are purchased upon the exercise of the related option; and (iv) the SAR shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the grantee only by him.
     (c)Term. Each SAR agreement shall state the period or periods of time within which the SAR may be exercised, in whole or in part, as determined by the Committee and subject to such terms and conditions as are prescribed for such purpose by the Committee, provided that no SAR shall be exercisable earlier than six months after the date of grant or later than ten years after the date of grant. The Committee may, in its discretion, provide in the SAR agreement circumstances under which the SARs shall become immediately exercisable, in whole or in part, and may, notwithstanding the foregoing, accelerate the exercisability of any SAR, in whole or in part, at any time.
     (d)Termination of Employment. SARs shall be exercisable only during the grantee's employment by the Company, except that, in the discretion of the Committee, an SAR may be made exercisable for up to three months after the grantee's employment (or tenure as a director) is terminated for any reason other than Retirement, death or Disability, and for up to one year after the grantee's employment (or tenure as a director) is terminated because of Retirement, death or Disability.
     (e)Payment. Upon exercise of an SAR, payment shall be made in cash, in Shares at fair market value on the date of exercise, or. in a combination thereof, as the Committee may determine.
     (f)Other Terms. SARs shall be granted in such manner and such form, and subject to such additional terms and conditions, as the Committee in its sole discretion deems necessary or desirable, including without limitation: (i) if granted in connection with an Incentive Stock Option, in order to satisfy any requirements set forth under Section 422A of the Code; or, (ii) in order to avoid any insider-trading liability in connection with an SAR under Section 16(b) of the 1934 Act.
8.   Restricted Stock Awards.
     Restricted stock awards under the Plan shall consist of Shares free of any purchase price or for such purchase price as may be established by the Committee, restricted against transfer, subject to forfeiture, and subject to such other terms and conditions (including attainment of performance objectives) as may be determined by the Committee. Restricted stock shall be evidenced by written restricted stock agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain the terms and conditions applicable to such awards, including in substance the following terms and conditions:
     (a)Restriction Period. Restrictions shall be imposed for such period or periods as may be determined by the Committee. The Committee, in its discretion, may provide in the agreement circumstances under which the restricted stock shall become immediately transferable and nonforfeitable, or under which the restricted stock shall be forfeited, and, notwithstanding the foregoing, may accelerate the expiration of the restriction period imposed on any Shares at any time.
     (b)Restrictions Upon Transfer. Restricted stock and the right to vote such Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the restriction period applicable to such Shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the grantee shall have all of the other rights of a stockholder, including, but not limited to, the right to receive dividends and the right to vote such Shares.
     (c)Certificates. A certificate or certificates representing the number of restricted Shares granted shall be registered in the name of the grantee. The Committee, in its sole discretion, shall determine when the certificate or certificates shall be delivered to the grantee (or, in the event of the grantee's death, to his Beneficiary), may provide for the holding of such certificate or certificates in escrow or in custody by the Company or its designee pending their delivery to the grantee or Beneficiary, and may provide for any appropriate legend to be borne by the certificate or certificates.
     (d)Lapse of Restrictions. The Agreement shall specify the terms and conditions upon which any restrictions upon restricted stock awarded under the Plan shall expire, lapse, or be removed, as determined by the Committee. Upon the expiration, lapse, or removal of such restrictions, Shares free of the restrictive legend shall be issued to the grantee or his legal representative.
9.   Performance Units.
     Performance unit awards under the Plan shall entitle grantees to future payments based upon the achievement of pre-established long-term performance objectives and shall be evidenced by written performance unit agreements in such form not inconsistent with this Plan as the Committee shall approve from time to time. Such agreements shall contain the terms and conditions applicable to the performance unit awards, including in substance the following terms and conditions:
     (a)Performance Period. The Committee shall establish with respect to each unit award a performance period of not fewer than two years.
     (b)Unit Value. The Committee shall establish with respect to each unit award value for each unit which shall not thereafter change, or which may vary thereafter pursuant to criteria specified by the Committee.
     (c)Performance Targets. The Committee shall establish with respect to each unit award maximum and minimum performance targets to be achieved during the applicable performance period. Achievement of maximum targets shall entitle grantees to payment with respect to the full value of a unit award. Grantees shall be entitled to payment with respect to a portion of a unit award according to the level of achievement of targets as specified by the Committee for performance which achieves or exceeds the minimum target but fails to achieve the maximum target.
     (d)Performance Measures. Performance targets established by the Committee shall relate to corporate, division, or unit performance and may be established in terms of growth in gross revenue, earnings per share, ratios of earnings to equity or assets, or such other measures or standards as may be determined by the Committee in its discretion. Multiple targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance measured against other companies or businesses.
     (e)Adjustments. At any time prior to payment of a unit award, the Committee may adjust previously established performance targets or other terms and conditions, including the Company's or other corporations' financial performance for Plan purposes, to reflect major unforeseen events such as changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary, unusual or non-recurring items or events.
     (f)Payment of Unit Awards. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained and any other terms and conditions satisfied for such period. The Committee shall determine what, if any, payment is due on the unit award and whether such payment shall be made in cash, Shares, or a combination thereof. Payment shall be made in a lump sum or installments, as determined by the Committee, commencing as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions and in such form as may be prescribed by the Committee.
     (g)Termination of Employment. In the event that a grantee ceases to be employed by the Company prior to the end of the performance period by reason of death, Disability, or Retirement with the consent of the Company, any unit award, to the extent earned under the applicable performance targets, shall be payable at the end of the performance period according to the portion of the performance period during which the grantee was employed by the Company, provided that the Committee shall have the power to provide for an appropriate settlement of a unit award before the end of the performance period. Upon any other termination of employment, participation shall terminate forthwith and all outstanding unit awards shall be canceled.
10.  Loans and Supplemental Cash.
     The Committee, in its sole discretion to further the purpose of the Plan, may provide for supplemental cash payments or loans to individuals in connection with all or any part of an award under the Plan. Supplemental cash payments shall be subject to such terms and conditions as shall be prescribed by the Committee at the time of grant, provided that in no event shall the amount of payment exceed:
     (a)In the case of an option, the excess of the fair market value of a Share on the date of exercise over the option price multiplied by the number of Shares for which such option is exercised, or
     (b)In the case of an SAR, performance unit, or restricted stock award, the value of the Shares and other consideration issued in payment of such award.
Any loan shall be evidenced by a written loan agreement or other instrument in such form and containing such terms and conditions (including, without limitation, provisions for interest, payment schedules, collateral, forgiveness or acceleration) as the Committee may prescribe from time to time.
11.  General Restrictions.
     Each award under the Plan shall be subject to the requirement that if any time the Company shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Shares, or (iv) the satisfaction of withholding tax or other withholding liabilities is necessary or desirable as a condition of or in connection with the granting of such award or the issuance or purchase of Shares thereunder, such award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement, or withholding shall have been effected or obtained free of any conditions not acceptable to the Company. Any such restriction affecting an award shall not extend the time within which the award may be exercised; and neither the Company nor its directors or officers nor the Committee shall have any obligation or liability to the grantee or to a Beneficiary with respect to any Shares with respect to which an award shall lapse or with respect to which the grant, issuance or purchase of Shares shall not be effected, because of any such restriction.
12.  Single or Multiple Agreements.
     Multiple awards, multiple forms of awards, or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.
13.  Rights of a Shareholder.
     The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to him, and the issuance of Shares shall confer no retroactive right to dividends.
14.  Rights to Terminate Employment.
     Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any person the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such person.
15.  Withholding.
     (a)Prior to the issuance or transfer of Shares under the Plan, the recipient shall remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements. The recipient may satisfy the withholding requirement in whole or in part by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be the fair market value, as determined by the Committee, of the stock on the date that the amount of tax to be withheld is determined (the Tax Date). Such Election must be made prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may not be made unless approved by the Committee, in its discretion.
     (b)Whenever payments to a grantee in respect of an award under the Plan are to be made in cash, such payments shall be net of the amount necessary to satisfy any Federal, state or local withholding tax requirements.
16.  Non-Assignability.
     No award under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.
17.  Non-Uniform Determinations.
     The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated (except Options granted to Outside Directors pursuant to paragraph 24 hereof).
18.  Adjustments.
     In the event of any change in the outstanding common stock of the Company, by reason of a stock dividend or distribution, recapitalization, merger, consolidation, reorganization, splitup, combination, exchange of Shares or the like, the Board of Directors, in its discretion, may adjust proportionately the number of Shares which may be issued under the Plan, the number of Shares subject to outstanding awards, and the option exercise price of each outstanding option, and may make such other changes in outstanding options, SARs, performance units and restricted stock awards, as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of grantees; provided, however, that the number and option exercise price with respect to the Shares subject to outstanding options granted to Outside Directors prior to June 1, 1991, and the number and option exercise price with respect to the Shares subject to future Options to be granted to Outside Directors pursuant to paragraph 24, shall be subject to adjustment only as set forth in paragraph 24. Fractional Shares resulting from any such adjustments shall be eliminated.
19.  Amendment.
     The Board of Directors may terminate, amend, modify or suspend the Plan at any time, except that the Board shall not, without the authorization of the holders of a majority of Company's outstanding Shares, increase the maximum number of Shares which may be issued under the Plan (other than increases pursuant to paragraph 18 hereof), extend the last date on which awards may be granted under the Plan, extend the date on which the Plan expires, change the class of persons eligible to receive awards, or change the minimum option price. No termination, modification, amendment or suspension of the Plan shall adversely affect the rights of any grantee or Beneficiary under an award previously granted, unless the grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment pursuant to paragraph 18 hereof does not adversely affect any such right. In no event shall the provisions relating to the timing, amount and exercise price of Options provided for in paragraph 24 of the Plan be amended more than once every six months, other than to comport with changes in the Code, Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
20.  Effect on Other Plans.
     Participation in this Plan shall not affect a grantee's eligibility to participate in any other benefit or incentive plan of the Company. Any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided therein.
21.  Effective Date and Duration of Plan.
     The Plan shall become effective when adopted by the Board of Directors, provided that the Plan is approved by the holders of a majority of the outstanding Shares on the date of its adoption by the Board or before the first anniversary of that date. Unless it is sooner terminated in accordance with paragraph 19 hereof, the Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of Shares or the payment of cash or have expired or otherwise terminated, but no award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board of Directors or is approved by the Company's shareholders.
22.  Unfunded Plan.
     The Plan shall be unfunded, except to the extent otherwise provided in accordance with Section 8 hereof. Neither the Company nor any affiliate shall be required to segregate any assets that may be represented by stock options, SARs, or performance units, and neither the Company nor any affiliate shall be deemed to be a trustee of any amounts to be paid under any stock option, SAR or performance unit. Any liability of the Company or any affiliate to pay any grantee or Beneficiary with respect to an option, SAR or performance unit shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligations will be deemed to be secured by a pledge or encumbrance on any property of the Company or an affiliate.
23.  Governing Law.
     The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Delaware except to the extent that such laws may be superseded by any Federal law.
24.  Outside Directors' Options.
     (a) Grant of Nonqualified Stock Options. At each annual meeting of stockholders of LabOne commencing with the year 1993, each person who is for the first time elected to serve as an Outside Director at such annual meeting of stockholders, excluding any Outside Director elected at any prior annual meeting of stockholders of LabOne, shall automatically receive a one-time grant of Nonqualified Stock Option to purchase 22,000 Shares (the Option), such grant to be effective as of the date of such annual meeting of stockholders;
provided, however, that any Outside Director shall not be entitled to receive and shall not be granted an Option if he does not continue to serve as an Outside Director immediately following such annual meeting of stockholders.
     (b) Option Price. The Option exercise price to be paid by each such Outside Director for each Share purchased upon the exercise of the Option shall be one hundred percent (100%) of the fair market value of the Shares on the date the Option is granted. Fair market value for purposes of this paragraph
24 shall be deemed to be the average of the high and low sales prices for the Shares on the National Association of Securities Dealers Automated Quotations System as of the date the Option is granted, or if no sales of Shares shall have been reported on that date, as of the next preceding date on which a sale of Shares was reported.
     (c) Vesting Schedule. Each Option granted to an Outside Director may be exercised with respect to twenty percent (20%) of the Shares subject to the Option after one year from the date of grant, an additional twenty percent
(20%) of the Shares subject to the Option after two years from the date of grant, an additional twenty percent (20%) of the Shares subject to the Option after three years from the date of grant, an additional twenty percent (20%) of the Shares subject to the Option after four years from the date of grant and an additional twenty percent (20%) of the Shares subject to the Option after five years from the date of grant.
     (d) Other Terms and Conditions. Each Option granted to an Outside Director shall be subject to all of the other terms and conditions set forth in the form of Stock Option Agreement adopted by the Committee and approved by the Board of Directors on March 22, 1991; provided, however, that in the event of any change in the Shares of the Company, by reason of a stock dividend or distribution, recapitalization, merger, consolidation, reorganization, split-up, combination, exchange of Shares or the like, thereafter the number of Shares subject to outstanding options granted to Outside Directors prior to June 1, 1991 and the number of Shares subject to future Options to be granted to Outside Directors pursuant to the provisions of this paragraph 24 shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares by reason of such change (provided that fractional Shares resulting from any such adjustment shall be eliminated), and the exercise price per Share of any such outstanding option or Option shall, in the case of an increase in the number of Shares, be proportionately reduced, and in the case of a decrease in the number of Shares, shall be proportionately increased; and provided further, however, that each Outside Director granted an Option at any time under the Plan shall have the right to elect to pay all or a part of the purchase price of the Shares with respect to which the Option is exercised by requesting the Company to reduce the number of Shares otherwise issuable to the Outside Director upon the exercise of the Option by a number of Shares having a fair market value equal to such purchase price.